UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 18, 2018

LOWE’S COMPANIES, INC.

(Exact name of registrant as specified in its charter)

North Carolina	1-7898	56-0578072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lowe’s Blvd., Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (704) 758-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 18, 2018, the Board of Directors (the “Board”) of Lowe’s Companies, Inc. (the “Company”) appointed David H. Batchelder and Lisa W. Wardell as directors, with terms that will begin March 22, 2018. The Board will nominate Mr. Batchelder, Ms. Wardell and new nominee Brian C. Rogers to stand for election at Lowe’s 2018 Annual Meeting of Shareholders. Mr. Rogers’ term as a director would begin following his election at the annual meeting of shareholders. With respect to Board committee assignments, Mr. Batchelder will join the Board’s Compensation Committee and the Nominating and Governance Committee, Ms. Wardell will join the Board’s Audit Committee and the Public Policy Committee and Mr. Rogers’ committee appointments will be determined at a later date. Mr. Rogers is in the process of receiving customary consents from his other boards with respect to his joining the Company as a board member.

There are no transactions involving the Company and any of Mr. Batchelder, Mr. Rogers or Ms. Wardell that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. Each of the new directors will be entitled to receive compensation for his or her Board and committee service in accordance with the Company’s standard compensation arrangements for non-employee directors, which are described under the caption “Information About the Board of Directors and Committees of the Board - Compensation of Directors” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2017, as adjusted by the Board from time to time.

A copy of the press release announcing these Board additions and related matters is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated January 19, 2018

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated January 19, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWE’S COMPANIES, INC.

Date: January 22, 2018	By:	/s/ Ross W. McCanless
Ross W. McCanless
Chief Legal Officer and Secretary